UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒ Filed by the Registrant         ☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BABCOCK & WILCOX ENTERPRISES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant).

Payment of Filing Fee (Check the appropriate Box)
☒	No fee required.
☐ ☐	Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a(6)(i)(1) and 0-11.

EXPLANATORY NOTE

On April 8, 2022, Babcock & Wilcox Enterprises, Inc. (the “Company,” “B&W,” “we,” “us” and “our”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2022 Annual Meeting of Stockholders with the Securities and Exchange Commission (the “SEC”). The Proxy Statement was filed in connection with the Company’s 2022 Annual Meeting of Stockholders to be held on May 19, 2022 (together with any adjournment or postponement thereof, the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card (the “Proxy Statement Supplement”) is being filed to add a new Proposal 8 that is soliciting a non-binding advisory vote from Company stockholders on the frequency at which the Company’s stockholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 8”). This Proposal 8 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects this omission. Other than the addition of Proposal 8 to the Proxy Statement and the Proxy Card and an updated Notice of the Annual Meeting that adds Proposal 8, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company stockholders for all proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this Proxy Statement Supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement.

PROXY STATEMENT SUPPLEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement Supplement supplements the Proxy Statement for the Company’s Annual Meeting to (i) add a new Proposal 8 to the Proxy Statement that provides for a non-binding, advisory vote of Company stockholders on the frequency at which the Company’s stockholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers and (ii) update the Notice of the Annual Meeting, attached as Appendix A, to add the new Proposal 8 (the “Updated Notice”). This Proxy Statement Supplement, along with the accompanying Updated Notice, contains additional information about the Annual Meeting. The Annual Meeting will still be held on May 19, 2022, as set forth in the Proxy Statement. This will be a virtual meeting of stockholders, beginning at 10:30 a.m. Eastern Time. You may attend the Annual Meeting online and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/BW2022.

This Proxy Statement Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. This Proxy Statement Supplement is being furnished to our stockholders of record as of the close of business on March 22, 2022, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, pursuant to the accompanying Updated Notice. This Proxy Statement Supplement does not provide all of the information that is important to your decisions at the Annual Meeting. Additional information is included in the Proxy Statement that was previously made available to our stockholders.

We also have updated the Proxy Card to include Proposal 8. Stockholders of record may vote on all 8 proposals by submitting the new Proxy Card or by using the voting options set forth in the Proxy Statement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

Information contained in this Proxy Statement Supplement relates to Proposal 8 that will be presented to stockholders at the Annual Meeting. Information regarding Proposals 1, 2, 3, 4, 5, 6 and 7 that will be presented to stockholders at the Annual Meeting can be found in the Proxy Statement, and which is concurrently being made available to you or mailed to you, if you requested a hard copy. We urge you to read this Proxy Statement Supplement carefully and in its entirety together with the Proxy Statement.

Whether or not you expect to attend the Annual Meeting, we encourage you to read the Proxy Statement and this Proxy Statement Supplement and vote over the Internet, by telephone or by requesting and submitting your Proxy Card as soon as possible, so that your shares may be represented at the Annual Meeting. For specific instructions on how to vote your shares, please refer to the section titled “Voting Information” beginning on page 57 of the Proxy Statement and the instructions on the Notice of Internet Availability.

The Proxy Statement, Proxy Statement Supplement and Annual Report are available free of charge on our website at https://investors.babcock.com/financials-information/sec-filings/default.aspx and at http://www.proxyvote.com.

APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION (PROPOSAL 8)

We must provide an advisory vote on named executive officer compensation at least once every three years. In accordance with Section 14A of the Exchange Act, we are asking stockholders for an advisory vote to approve how frequently future advisory votes to approve named executive officer compensation should occur and, specifically, whether the advisory vote on named executive officer compensation should occur every one year, every two years or every three years.

The Board recommends that the advisory vote to approve named executive officer compensation (i.e., the say-on-pay vote) occur every year (annually). We have held an annual say-on-pay vote annually since our stockholders first voted on the frequency of the advisory vote on named executive officer in 2016. We believe this frequency continues to be appropriate because we value stockholder input on executive compensation and believe that an annual advisory vote will provide us with regular input on important issues relating to executive compensation.

Effect of Proposal

The resolution to approve the frequency of future advisory votes to approve named executive officer compensation is not binding on us, the Board or our Compensation Committee. Accordingly, the Board and Compensation Committee retain discretion to change the frequency of future advisory votes to approve named executive officer compensation from time to time if it concludes that such a change would be in the best interest of the Company and its stockholders. However, the Board and its Compensation Committee value the opinions of stockholders on important matters such as executive compensation and expect to carefully consider the results of this advisory vote when evaluating the frequency of future advisory votes to approve named executive officer compensation.

Recommendation and Vote Required

Our Board recommends that stockholders vote to approve a frequency of “one year” for future advisory votes to approve named executive officer compensation. Stockholders are asked to specify one of four choices on this proposal: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. Because this vote is advisory and non-binding, the option that receives the highest number of votes will be considered our stockholders’ preferred frequency for the advisory vote on the executive compensation, even if none of the frequency options recesive the vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on that matter. Abstentions will be treated as not expressing a preference. Broker discretionary voting is not allowed, and broker non-votes will have no effect on the outcome of the vote.

APPENDIX A

April 14, 2022
Babcock & Wilcox Enterprises, Inc. 1200 East Market Street, Suite 650
Akron, Ohio 44305

UPDATED NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

THIS UPDATED NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting will be a virtual meeting of stockholders, beginning at 10:30 a.m. Eastern Time on May 19, 2022. You will be able to attend the Annual Meeting online and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/BW2022. You will also be able to vote your shares electronically at the Annual Meeting (other than shares held through the B&W Thrift Plan, which must be voted prior to the meeting). The Annual Meeting will be held to:

(1)	approve amendments to the Company’s Restated Certificate of Incorporation (“Certificate of Incorporation”) to declassify the Company’s Board of Directors (the “Board”) and provide for annual elections of all directors beginning at the 2024 annual meeting of stockholders;

(2)	if Proposal 1 is approved and our Board is re-classified, elect Joseph A. Tato and Kenneth M. Young as Class I directors of the Company for a term of two years;

(3)	if Proposal 1 is not approved, elect Joseph A. Tato and Kenneth M. Young as Class I directors of the Company for a term of three years;

(4)	approve amendments to the Company’s Certificate of Incorporation to remove provisions that require the affirmative vote of holders of at least 80% of the voting power to approve certain amendments to our Certificate of Incorporation and Bylaws;

(5)	ratify our Audit and Finance Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2022;

(6)	approve, on a non-binding advisory basis, the compensation of our named executive officers;

(7)	approve an amendment to the Babcock & Wilcox Enterprises, Inc. 2021 Long-Term Incentive Plan;

(8)	approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and

(9)	transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

If you were a stockholder as of the close of business on March 22, 2022 (the “record date”), you are entitled to vote at the Annual Meeting and at any postponement or adjournment thereof. To participate in the Annual Meeting via live webcast, you will need the 16-digit control number included on your proxy card and on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 10:30 a.m. Eastern Time. Online check-in will begin at 10:25 a.m. Eastern Time.

If you are a stockholder of record, you can vote your shares by voting by Internet, telephone, mailing in your proxy or virtually at the Annual Meeting. You may give us your proxy by following the instructions included in the enclosed proxy card. Further instructions on how to vote your shares can be found in the Proxy Statement.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the Company’s headquarters for 10 days prior to the Annual Meeting. The list of stockholders may also be accessed during the Annual Meeting at www.virtualshareholdermeeting.com/BW2022 by using the control number on your proxy card, voting instruction form, or Notice of Internet Availability.

On April 8, 2022, we commenced providing or making available our proxy materials, including a notice and Proxy Statement as well as a copy of our 2021 Annual Report, to all stockholders of record as of the record date.

Your vote is important. Please vote your proxy promptly so your shares can be represented, even if you plan to attend the Annual Meeting. You can vote by Internet, by telephone, or by requesting a printed copy of the proxy materials and using the enclosed proxy card.

The Proxy Statement Supplement contains additional information related to the new Proposal 8 to be considered by stockholders at the Annual Meeting. However, the Proxy Statement Supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, we urge you to read the Proxy Statement Supplement carefully and in its entirety together with the Proxy Statement.

By Order of the Board of Directors,

John J. Dziewisz
Executive Vice President,
General Counsel & Corporate Secretary
Dated: April 14, 2022

B&W ENTERPRISES

BABCOCK & WILCOX ENTERPRISES, INC.
1200 EAST MARKET STREET, SUITE 650
AKRON, OHIO 44305

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 18, 2022 (May 17, 2022 for participants in B&W's Thrift Plan). Have this proxy card in hand when accessing the web site and follow the instructions to obtain the records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BW2022**

Attendance at the annual meeting is via the Internet and votes can be made during the meeting. Have the information that is printed in the box marked by the arrow below available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit voting instructions up until 11:59 p.m. Eastern Time on May 18, 2022 (May 17, 2022 for participants in B&W's Thrift Plan). Have this proxy card in hand when calling and then follow the instructions.

VOTE BY MAIL
Mark, sign and date this proxy card and return it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D82836-P66850 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BABCOCK & WILCOX ENTERPRISES, INC.

Vote on Proposal

The Board of Directors recommends a vote FOR proposal 1.

	For	Against	Abstain
1. Approval of amendment to Certificate of Incorporation to declassify Board of Directors and provide for annual elections of all directors beginning in 2024.	☐	☐	☐

Vote on Directors

The Board of Directors recommends that a vote FOR all nominees listed in proposals 2 and 3.

	For	Withhold
2. If proposal 1 is approved, the election of the nominees listed as Class I directors for a term of two years:		
Nominees:		
2a. Joseph A. Tato	☐	☐
2b. Kenneth M. Young	☐	☐
3. If proposal 1 is not approved, the election of the nominees listed as Class I directors for a term of three years:		
Nominees:		
3a. Joseph A. Tato	☐	☐
3b. Kenneth M. Young	☐	☐

Vote on Proposals

The Board of Directors recommends you vote FOR proposals 4, 5, 6 and 7 and 1 YEAR for proposal 8.

	For	Against	Abstain
4. Approval of amendment to Certificate of Incorporation to remove provisions requiring affirmative vote of at least 80% of voting power for certain amendments to the Company's Certificate of Incorporation and Bylaws.	☐	☐	☐
5. Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the year ending December 31, 2022.	☐	☐	☐
6. Approval, on a non-binding advisory basis, of executive compensation.	☐	☐	☐
7. Approval of the Amendment to the 2021 Long Term Incentive Plan.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
8. Recommend, by a non-binding advisory vote, the frequency of future advisory votes on named executive officer compensation.	☐	☐	☐	☐

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted FOR all nominees, FOR proposals 1, 4, 5, 6 and 7 and 1 YEAR for proposal 8.** If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Please sign exactly as the name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D82837-P66850 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. Babcock & Wilcox Enterprises, Inc. Annual Meeting of Stockholders May 19, 2022 at 10:30 a.m. www.virtualshareholdermeeting.com/BW2022 BABCOCK & WILCOX ENTERPRISES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS May 19, 2022 The undersigned stockholder(s) hereby appoint(s) Kenneth Young and Louis Salamone, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Babcock & Wilcox Enterprises, Inc. ("B&W") that the stockholders(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:30 a.m. Eastern Time on May 19, 2022, at www.virtualshareholdermeeting.com/BW2022, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. ATTENTION PARTICIPANTS IN B&W'S THRIFT PLAN: If you held shares of B&W common stock through The B&W Thrift Plan (the "Thrift Plan"), this proxy covers all shares for which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company ("Vanguard"), Trustee of the Thrift Plan. Your proxy must be received no later than 11:59 p.m. Eastern Time on May 17, 2022. Any shares of B&W common stock held in the Thrift Plan that are not voted or for which Vanguard does not receive timely voting instructions, will be voted in the same proportion as the shares for which Vanguard receives timely voting instructions from other participants in the Thrift Plan. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPED Please send any address changes and/or comments to: investors@babcock.com CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Your **Vote** Counts!

BABCOCK & WILCOX ENTERPRISES, INC.

2022 Annual Meeting
Vote by May 18, 2022 11:59 PM ET.
For shares held in a Plan, vote by May 17, 2022 11:59 PM ET.



B&W ENTERPRISES

BABCOCK & WILCOX ENTERPRISES, INC.
1200 EAST MARKET STREET, SUITE 650
AKRON, OHIO 44305

D83111-P66850

You invested in BABCOCK & WILCOX ENTERPRISES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2022.**

Get informed before you vote

View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users
Point your camera here and vote without entering a control number

Vote by Mail
Submit with your prepaid envelope

Vote by Phone
800-690-6903

Vote Virtually at the Meeting*
May 19, 2022
10:30 a.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/BW2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

BABCOCK & WILCOX ENTERPRISES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
May 19, 2022

The undersigned stockholder(s) hereby appoint(s) Kenneth Young and Louis Salamone, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote, as designated below, all of the shares of common stock of Babcock & Wilcox Enterprises, Inc. ("B&W") that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:30 a.m. Eastern Time on May 19, 2022, at www.virtualshareholdermeeting.com/BW2022, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

ATTENTION PARTICIPANTS IN B&W'S THRIFT PLAN: If you held shares of B&W common stock through The B&W Thrift Plan (the "Thrift Plan"), this proxy covers all shares for which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company ("Vanguard"), Trustee of the Thrift Plan. Your proxy must be received no later than 11:59 p.m. Eastern Time on May 17, 2022. Any shares of B&W common stock held in the Thrift Plan that are not voted or for which Vanguard does not receive timely voting instructions, will be voted in the same proportion as the shares for which Vanguard receives timely voting instructions from other participants in the Thrift Plan.

Voting Items	Board Recommends	Voting Options
1. Approval of amendment to Certificate of Incorporation to declassify Board of Directors and provide for annual elections of all directors beginning in 2024.	For	For ☐ Against ☐ Abstain ☐
2. If proposal 1 is approved, the election of the nominees listed as Class I directors for a term of two years:		
Nominees:		
2a. Joseph A. Tato	For	For ☐ Withhold ☐
2b. Kenneth M. Young	For	For ☐ Withhold ☐
3. If proposal 1 is not approved, the election of the nominees listed as Class I directors for a term of three years:		
Nominees:		
3a. Joseph A. Tato	For	For ☐ Withhold ☐
3b. Kenneth M. Young	For	For ☐ Withhold ☐
4. Approval of amendment to Certificate of Incorporation to remove provisions requiring affirmative vote of at least 80% of voting power for certain amendments to the Company's Certificate of Incorporation and Bylaws.	For	For ☐ Against ☐ Abstain ☐
5. Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the year ending December 31, 2022.	For	For ☐ Against ☐ Abstain ☐
6. Approval, on a non-binding advisory basis, of executive compensation.	For	For ☐ Against ☐ Abstain ☐
7. Approval of the Amendment to the 2021 Long Term Incentive Plan.	For	For ☐ Against ☐ Abstain ☐
8. Recommend, by a non-binding advisory vote, the frequency of future advisory votes on named executive officer compensation.	1 Year	1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature　　Date　　D83112-P66850　　Signature (Joint Owners)　　Date

Virtually at: www.virtualshareholdermeeting.com/BW2022 V1.1 Vote by Phone 800-690-6903 Vote by Mail Submit with your prepaid envelope Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # D83113-P66507 *Please check the meeting materials for any special requirements for meeting attendance. Vote Virtually at the Meeting* May 19, 2022 10:30 a.m. Eastern Time You invested in BABCOCK & WILCOX ENTERPRISES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2022. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. BABCOCK & WILCOX ENTERPRISES, INC. 2022 Annual Meeting Vote by May 18, 2022 11:59 PM ET

Vote at www.ProxyVote.com

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

BABCOCK & WILCOX ENTERPRISES, INC.

2022 Annual Meeting
Vote by May 18, 2022
11:59 PM ET

Voting Items	Board Recommends	Voting Options
1. Approval of amendment to Certificate of Incorporation to declassify Board of Directors and provide for annual elections of all directors beginning in 2024.	For	For ☐ Against ☐ Abstain ☐
2. If proposal 1 is approved, the election of the nominees listed as Class I directors for a term of two years: **Nominees:** 2a. Joseph A. Tato	For	For ☐ Withhold ☐
2b. Kenneth M. Young	For	For ☐ Withhold ☐
3. If proposal 1 is not approved, the election of the nominees listed as Class I directors for a term of three years: **Nominees:** 3a. Joseph A. Tato	For	For ☐ Withhold ☐
3b. Kenneth M. Young	For	For ☐ Withhold ☐
4. Approval of amendment to Certificate of Incorporation to remove provisions requiring affirmative vote of at least 80% of voting power for certain amendments to the Company's Certificate of Incorporation and Bylaws.	For	For ☐ Against ☐ Abstain ☐
5. Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the year ending December 31, 2022.	For	For ☐ Against ☐ Abstain ☐
6. Approval, on a non-binding advisory basis, of executive compensation.	For	For ☐ Against ☐ Abstain ☐
7. Approval of the Amendment to the 2021 Long Term Incentive Plan.	For	For ☐ Against ☐ Abstain ☐
8. Recommend, by a non-binding advisory vote, the frequency of future advisory votes on named executive officer compensation.	1 Year	1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.		

Signature Date

D83114-P66507